SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         GK INTELLIGENT SYSTEMS, INC.
               (Name of Registrant as Specified in Its Charter)

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed maximum aggregate value of transaction:

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
                          GK INTELLIGENT SYSTEMS, INC.

                           5555 SAN FELIPE, SUITE 625
                              HOUSTON, TEXAS 77056
                   (713)840-7722 (PHONE); (713)840-0301 (FAX)

                                  May 11, 1998


Dear Stockholder:

      You are cordially invited to attend a Special Meeting of Stockholders of GK Intelligent Systems, Inc. to be held on Wednesday, May 27, 1998 at 9:00 a.m. at 5555 San Felipe, Suite 625, Houston, Texas.

      We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                    Sincerely,

                                    Gary F. Kimmons
                                    Chief Executive Officer

                          GK INTELLIGENT SYSTEMS, INC.
                           5555 SAN FELIPE, SUITE 625
                              HOUSTON, TEXAS 77056

                                  ------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 27, 1998

      Notice is hereby given that a Special Meeting of Stockholders of GK Intelligent Systems, Inc., (the"Company") will be held at the Company's executive offices located at 5555 San Felipe, Suite 625, Houston, Texas 77056, at 9:00 a.m. on Wednesday, May 27, 1998 for the following purposes:

      1. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 250,000,000 shares; and

      2 To transact such other business as may properly come before the meeting or any adjournment thereof.

      Common stockholders of record at the close of business on May 4, 1998 will be entitled to notice of and to vote at the meeting.

      Stockholders unable to attend the Special Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, Chase Mellon Shareholder Services, 2323 Bryan Street, Suite 2300, Dallas, Texas 75201, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Special Meeting or adjournment thereof or with the chairman of the Special Meeting prior to the commencement thereof. Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                    By Order of the Board of Directors

                                    Gary F. Kimmons, Chief Executive Officer

May 11, 1998

THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF SPECIAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                          GK INTELLIGENT SYSTEMS, INC.
                           5555 SAN FELIPE, SUITE 625
                              HOUSTON, TEXAS 77056

                          (PRINCIPAL EXECUTIVE OFFICE)

                                  ------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS

                                   -----------

                                  INTRODUCTION

      This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of GK Intelligent Systems, Inc. (the "Company") for use at a Special Meeting of Stockholders of the Company ("Meeting") to be held at the executive offices of the Company located at 5555 San Felipe, Suite 625, Houston, Texas 77056, at 9:00 a.m. on Wednesday, May 27, 1998, and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 11, 1998.

      The close of business on May 4, 1998, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment thereof. As of the record date, there were 23,210,314 shares of the Company's common stock, par value $.001 per share ("Common Stock"), issued and outstanding and 883,333 shares of the Company's Series A convertible preferred stock, par value $.001 per share ("Preferred Stock") issued and outstanding that are currently convertible into, and entitled to vote on the basis of, 883,333 shares of Common Stock (the "Common Stock Equivalents").

      The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and the Common Stock Equivalents entitled to vote on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented at the Meeting, the shareholders present at the meeting or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

      The affirmative vote of a majority of the shares of Common Stock and the Common Stock Equivalents present in person or by proxy at the Meeting and entitled to vote is required for approval of Item 1. Abstentions will have the same effect as a vote against a proposal.

      Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. Under applicable Delaware law, broker non-votes will have no effect on any of the proposals.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE

SHARES WILL BE VOTED (i) FOR AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK; AND
(ii) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Meeting.

                                    ITEM 1

              APPROVAL OF AN INCREASE IN AUTHORIZED COMMON STOCK

      In April 1998, the Board of Directors unanimously approved an amendment to
Article IV of the Restated Certificate of Incorporation of the Company to increase to 250,000,000 the number of shares of the Common Stock authorized for issuance, and directed that the amendment be submitted to a vote of stockholders at the Meeting. The amended Article IV (the "Amendment") is attached to this Proxy Statement as Annex A. Only the first sentence of Article IV was amended.

      Article Four of the Company's Certificate of Incorporation as currently in effect authorizes the issuance of up to an aggregate of 25,000,000 shares of Common Stock. As of the Record Date, 23,210,314 shares of Common Stock were issued and outstanding, 1,000,000 shares of Common Stock have been reserved for issuance pursuant to the 1995 Stock Option Plan of the Company, of which options to purchase 884,909 shares of Common Stock have been granted, 883,333 shares were reserved for issuance upon conversion of outstanding Preferred Stock, and 3,439,594 shares were reserved for issuance upon exercise of outstanding warrants of the Company. There were, therefore, as of the Record Date, an insufficient number of shares of authorized Common Stock available for future issuances by the Company. The Board of Directors believes it would be desirable to increase the number of shares of authorized Common Stock in order to make available additional shares for possible stock splits, acquisitions, financings, employee benefit plan issuances and for such other corporate purposes as may arise. The Board of Directors believes that stock splits enhance the liquidity and marketability of the Common Stock by increasing the number of shares outstanding and lowering the price per share.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE TO 250,000,000 THE SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE.
Assuming the presence of a quorum, the affirmative vote of the holders of a majority of all outstanding shares of Common Stock is required for adoption of the proposed amendment to the Company's Restated Certificate of Incorporation. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions and broker nonvotes will be counted and will have the same effect as a vote against this item.

                                 STOCK OWNERSHIP

      The following table sets forth as of May 4, 1998, the number and percentage of outstanding shares of Company Common Stock owned by (i) each person known to the Company to beneficially own more than 5% of its outstanding Common Stock, (ii) each director, (iii) each named executive officer, and (iv) all officers and directors as a group.

                                      NUMBER OF SHARES
           NAME OF                   OF COMMON STOCK
     BENEFICIAL OWNER(1)             BENEFICIALLY OWNED    PERCENT OF VOTING POWER(2)
     -------------------             ------------------    --------------------------
Kimmons Family Partnership, Ltd.(3)      6,375,000                   26.7%
Gary F. Kimmons                          9,754,080(4)                37.7%
Joseph "Rod" Canion                      3,500,000                   14.7%
Rodney L. Norville                       2,061,000 (5)                8.5%
Jedson Enterprises, Trustee(6)           1,051,000                    4.4%
All executive officers and directors
as a group (3 persons)                  15,315,080                   58.1%

--------------
(1) The business address of each principal stockholder is the same as the address of the Company's principal executive offices, except for Mr. Canion at 5 Post Oak Lane, Suite 1655, Houston, Texas 77027.

(2)   Includes Common Stock and Common Stock Equivalents.

(3) Mr. Kimmons controls a family limited partnership of which he is general partner, and as such has the sole voting, investment and disposition power over the 6,375,000 shares of Company stock owned by the partnership.

(4) Includes (i) 6,375,000 shares owned of record by the Kimmons Family Partnership, which Mr. Kimmons controls and (ii) warrants to purchase 2,000,000 shares of Company Common Stock expiring in 2001.

(5) Includes (i) a currently exercisable warrant to purchase 500,000 shares of Common Stock, (ii) 1,051,000 shares owned of record by Jedson Enterprises, Inc., trustee for Jenifer and Lara Norville, daughters of Rodney L. Norville, (iii) 250,000 shares owned of record by Lara Norville and (iv) 260,000 shares owned of record by Jenifer Norville.

(6) Mr. Norville is an officer and director of Jedson Enterprises, Inc., which is trustee of trusts which own 1,051,000 shares of Company Common Stock, and as such has the voting, investment and disposition power over these shares.

                             COST OF SOLICITATION

      The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's Common Stock, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                                OTHER MATTERS

      The Board of Directors and management of the Company know of no other matters to be brought before the Meeting. If a shareholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 is properly brought before the meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against such proposal. If any other matters should arise at the Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

                             STOCKHOLDER PROPOSALS

      Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 1998 Annual Meeting must be received by the Company no later than January 11, 1999 in order to have them included in the proxy statement and form of proxy relating to that meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              Gary F. Kimmons, Chief Executive Officer
May 11, 1998

                                   ANNEX A

                      PROPOSED AMENDMENT TO ARTICLE FOUR
                 OF THE RESTATED CERTIFICATE OF INCORPORATION
                       OF GK INTELLIGENT SYSTEMS, INC.

                             -------------------

      Article FOUR is hereby amended to read in its entirety as follows:

            The total number of shares of stock which the Corporation shall have authority to issue is two hundred fifty million (250,000,000) shares of common stock, par value $.001 per share ("Common Stock"), and ten million (10,000,000) shares of preferred stock par value $.001 per share ("Preferred Stock").

            Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, and shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

            Subject to all of the rights of the Preferred Stock or any series thereof described in appropriate certificates of designation, the holders of the Common Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of funds legally available therefore, the dividends payable in cash, common stock, or otherwise.

            No stockholder of the Corporation shall have the right of cumulative voting at any election of Directors of the Corporation.

                             -------------------

                         GK INTELLIGENT SYSTEMS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                                 MAY 27, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GK INTELLIGENT SYSTEMS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of GK INTELLIGENT SYSTEMS, INC. (the "Company") hereby appoints Gary F. Kimmons and Rodney L. Norville, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock or Common Stock Equivalents of the Company which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at 5555 San Felipe, Suite 625, Houston, Texas 77056, on Wednesday, May 27, 1998 at 9:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:


1. To approve the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company.

                         FOR      AGAINST     ABSTAIN

                         [ ]       [  ]         [ ]


2. The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.


THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR
ITEM 1, THIS PROXY WILL BE VOTED FOR THAT ITEM.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 11, 1998.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

DATED:__________________________________________________________________________
                                    [Signature]

                                    ____________________________________________
                                    [Signature if jointly held]

                                    ____________________________________________
                                    [Printed Name]

                                    Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.